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                                                                   EXHIBIT 23(C)

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 15, 1996, with respect to the consolidated financial statements of LNH REIT, Inc. included in Amendment No. 3 to the Registration Statement (Form S-4, No. 333-01815) and related Joint Proxy Statement/Prospectus of EastGroup Properties for the registration of 2,353,841 shares of its shares of beneficial interest.


                                          Ernst & Young LLP

Jackson, Mississippi

May 13, 1996